EXHIIT 10.1



ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (the "Agreement") is made
and entered into as of April          , 1998, by and
between nSTOR TECHNOLOGIES, INC., a Delaware corporation, CPR (USA) INC., a Delaware corporation,
LIBERTYVIEW PLUS FUND, a Bermuda corporation,
LIBERTYVIEW FUND, LLC, a Delaware limited liability company, and H. IRWIN LEVY, an individual resident of the state of Florida ("Levy") (collectively referred to as the
"Investors") and HOLLAND & KNIGHT LLP, a Florida limited liability partnership (the "Escrow Agent").


R E C I T A L S:


     WHEREAS, The Investors have subscribed for 3.5 million dollars of convertible preferred stock (the
"Preferred Stock") pursuant to that certain eight percent (8%) Convertible Preferred Stock Series A
Subscription Agreement dated April 14, 1998 (the
"Subscription Agreement");

     WHEREAS, In order to convert the Preferred Stock into shares of Common Stock of the Company as provided under the Subscription Agreement, it is necessary for the shareholders of the Company, at the next annual meeting of the Company, to approve an increase the number of authorized shares from 24,000,000 to 40,000,000, and to approve the issuance of more than twenty percent (20%) of the Company's Common Stock at below market prices as required by Rule 713(a) of the American Stock Exchange; and

     WHEREAS, in the event the shareholders fail to approve the increase in authorized stock or fail to approve the sale of twenty percent (20%) of the Company's Common Stock at below market price, or there is no shareholders meeting 90 days from the date hereof, the Investors shall have the option of requiring the Company to redeem $1 million of Preferred
Stock initially purchased by the Investors upon the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

4. Recitals. The recitals stated above are true and correct and are hereby incorporated by reference herein.

5.    Appointment.  The Company hereby appoints the
Escrow Agent and the Escrow Agent hereby accepts appointment as the Escrow Agent under the terms and subject to the conditions of this Agreement.

6. Term. The term (the "Term") of this Agreement commences on the date of its execution and continues until the earlier of: (a) the business day after the Corporation has concluded its next annual meeting or
(b) the close of business on such date ninety (90) days from the date hereof.

7. Deposit of Escrow Funds. Corporation shall deposit with the Escrow Agent an amount of $1,000,000 which shall be the purchase price for the number of shares of Preferred Stock to be purchased by H. Irwin
Levy pursuant to the Subscription Agreement (the
"Escrow Funds"). The Escrow Agent shall promptly deposit the Escrow Funds in an interest bearing account insured by the Federal Deposit Insurance Corporation
(the "Escrow Account") in accordance with the terms and subject to the conditions set forth herein.

Disbursements.  The Escrow Agent shall disburse the
Escrow Funds as follows:

In the event an annual or special meeting of the shareholders of the Corporation ("Meeting") is held within 90 days of the date hereof, and Escrow Agent receives a copy of the minutes of the Meeting, signed by the Secretary of the Corporation, indicating that the shareholders of the Corporation approved (i) an amendment to the Articles of Incorporation of the Company to increase the Company's authorized Common
Stock from 24 million to 40 million shares, and (ii) the issuance of over twenty percent (20%) of the Company's outstanding Common Stock at below market price, as required by American Stock Exchange Rule
713(a), then the Escrow Funds shall be immediately disbursed to the Company and this Escrow Agreement shall terminate.

5.2 In the event no Meeting is held within 90 days of the date hereof, or in the event such Meeting is held and the Escrow Agent receives a copy of the minutes of the Meeting, signed by the Secretary of the Corporation, indicating that the shareholders of the Corporation did not approve either (i) an amendment to the Articles of Incorporation of the Company to increase the Company's authorized Common Stock from 24 million to 40 million shares, or (ii) the issuance of over twenty percent (20%) of the Company's outstanding
Common Stock at below market price, as required by American Stock Exchange Rule 713(a), then Investors shall have the option, any time within 30 days after the Meeting, to redeem such of the Series A Preferred
Stock purchased by the Investors in accordance with the Subscription Agreement. The Investors shall exercise their option by providing the Company with (i) written notice of their intent to exercise their options to require the Company to redeem such shares at the redemption price set forth in Section 10.1 of the Subscription Agreement, and (ii) upon original share certificate representing such shares to be redeemed.
Upon receipt, Escrow Agent shall release the Escrow
Funds, including any interest thereon, to the Investors in full redemption of the Series A Preferred Stock, and Escrow Agent shall return such stock certificates to the Company.

Escrow Agent.

Duties. The Escrow Agent shall be required to act in respect of the Escrow Funds only as specifically provided hereunder. This Agreement sets forth all of the duties and obligations of the Escrow Agent with respect to any and all matters relating to the Escrow
Funds as contemplated hereunder, and no additional obligations of the Escrow Agent shall be implied from the terms of this Agreement or any other agreements.

Resolution of Doubt. If the Escrow Agent is in doubt as to its duties and liabilities under this Agreement, then the Escrow Agent may continue to hold the Escrow
Funds until all parties concerned mutually agree to the release thereof, or until a judgment of a court of competent jurisdiction determines the rights of the parties hereto, or may deposit all monies then held under this Agreement with a court of competent jurisdiction having jurisdiction over the dispute.

Reliance on Documents. The Escrow Agent may act in good faith reasonable reliance upon (a) any document, instrument or signature, including any statement or assertion made in any such document or instrument and
(b) any notice or instructions that the Escrow Agent reasonably believes to be authorized under this Agreement. In the event that the Escrow Agent acts in good faith reasonable reliance upon any document, instrument, signature, statement or assertion made in any such document or instrument, or any notice or instructions that it reasonably believes to be authorized under this Agreement, the Escrow Agent shall not be liable for the sufficiency, accuracy or authenticity of such document or instrument and its duties shall be limited to those set forth in this Agreement.

Resignation. The Escrow Agent and any successor escrow agent may resign at any time upon giving the Company forty-five (45) days' prior written notice. After the expiration of such notice period, the Escrow Agent shall deliver the Escrow Funds and any and all documents relating thereto then in its possession to a successor escrow agent which shall be selected by the Company. Such resignation shall not be effective until a successor escrow agent agrees to act hereunder;
provided, however, that if no successor is appointed and acting hereunder within this forty-five day period, the Escrow Agent may deliver the Escrow Funds to a court of competent jurisdiction.

Fees and Expenses. The Escrow Agent shall receive no fees of any kind for its service hereunder, and the Company shall not be obligated to pay or reimburse any expenses incurred by the Escrow Agent in connection with its service hereunder.


No Warranties. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited with the Escrow Agent, nor as to the identity, authority, or right of any person executing the same.

Delivery of Instruments or Documents. The Escrow Agent shall, if requested by the Company, issue written notices acknowledging receipt of the Escrow Funds.

Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or sent by recognized overnight delivery service to the parties at the following addresses:


The Company:   nStor Technologies, Inc.
               100 Century Boulevard
               West Palm Beach, Florida  33417
               Attention: Mark F. Levy

The Escrow Agent:   Holland & Knight LLP
               One East Broward Boulevard
               Fort Lauderdale, Florida 33301
               Attention: Donn A. Beloff, Esq.

Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, including attorneys' fees for any appeal and costs incurred in bringing such action or proceeding, in addition to any other available remedy. Such party shall be deemed to have been successful if such action or claim is concluded pursuant to (a) a court order or final judgment which is not subject to appeal, (b) a settlement agreement or
(c) a dismissal of the principal claims.

Entire Agreement; Amendment. This Agreement and the other agreements contemplated herein constitute the entire agreement among the parties hereto regarding the subject matter hereof, and supersede all prior agreements, understandings and arrangements, expressed or implied, both oral and written, among the parties hereto with respect to the subject matters hereof.
This Agreement may only be amended or modified by a written amendment signed by both of the parties hereto.

Governing Law; Venue. The Agreement shall be construed, governed and enforced in accordance with the laws of the State of Florida without regard to its principles of conflicts of laws. Any action or proceeding which is brought by any party hereto for any dispute, claim, disagreement or controversy arising directly or indirectly out of or in connection with this Agreement shall be brought in the state or federal courts in Broward County, Florida. The parties hereto covenant and agree that they will not challenge the selection of such venue in any such action or proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum.

Successors; Permitted Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

Severability. The provisions of this Agreement are severable, and the invalidity of any provision shall not affect the validity of any other provision. If any court of competent jurisdiction determines that any provision of this Agreement or the application thereof is unenforceable because of the duration or scope thereof, the parties hereto acknowledge and agree that such court shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable and that this Agreement in its reduced form shall be valid and enforceable to the full extent permitted by applicable law.

No Waiver. No waivers of any of the terms and conditions hereof extended by any party hereto to any party shall be construed as a waiver of any breach on the part of such other party, nor shall any waiver by any party hereto of any of the terms and conditions hereof be construed as a general or continuing waiver by such party.

Captions. The captions of this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision hereof.

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.


          nSTOR TECHNOLOGIES, INC.

  /s/ H. Irwin Levy                 /s/ Mark F. Levy
_________________________         By:_______________________
H. IRWIN LEVY                      Mark F. Levy, President


LIBERTVIEW FUND, LLC              HOLLAND & KNIGHT LLP

     /s/ Steven R. Rogers               /s/ Donn Beloff
By: ____________________          By:_______________________
       Steven R. Rogers                    Donn Beloff
Name:___________________          Name:_____________________
     Authorized Signatory
Its: ___________________




LIBERTYVIEW PLUS FUND             CPR (USA) INC.

    /s/ Steven S. Rogers            /s/ Steven S. Rogers
By:_____________________         By:_____________________
        Steven S. Rogers              Steven S.Rogers
Name:___________________         Name:___________________
     Authorized Signatory             Chief Administrative Officer
Its: ___________________         Its:____________________

EXHIBIT 10.2


AGREEMENT AMONG OPTIONHOLDERS

     THIS AGREEMENT AMONG OPTIONHOLDERS (this
"Agreement") is made and entered into as of this      day of April, 1998,
by and among the undersigned holders of options to purchase shares in nStor Technologies, Inc. (the "Corporation").

     WHEREAS, the Directors of the Corporation have determined that there is an immediate need to raise additional working capital for the Corporation, and that it is in the best interest of the Corporation to raise such additional capital through a private placement of convertible preferred stock (the "Private Placement");

     WHEREAS, prior to issuing such Private Placement it is necessary for the Corporation to have sufficient authorized Common Stock available for conversion of the Private Placement shares;

     WHEREAS, there are currently options outstanding to the undersigned for the purchase of Common Stock of the Corporation in an amount which would cause there to be insufficient shares of Common
Stock to be issued pursuant to conversion of the Private Placement shares;

     WHEREAS, the undersigned constitute substantially all of the holders of currently vested options to purchase shares of Common Stock in the Corporation;

     NOW THEREFORE, in consideration of the above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, hereby agree as follows:

1.   Agreement Not to Exercise Options for a Limited Period of Time:
In consideration of the need to raise additional capital through the issuance of preferred shares that are convertible into Common Stock of the Corporation in connection with the Private Placement, the undersigned holders of all of the outstanding options to purchase shares of Common
Stock of the Corporation, hereby agree not to take any action to exercise their options, in whole or in part, until such time as the Corporation has amended its Articles of Incorporation to provide for additional shares of authorized but unissued Common Stock of the Corporation in an amount sufficient to cover (i) the conversion of any amount of convertible preferred stock issued pursuant to the Private Placement, and (ii) any amount of Common Stock issued pursuant to all outstanding options.

2. Action to Amend the Articles of Incorporation: The undersigned hereby further agree to take all necessary action to cause the Corporation to prepare and file all papers required to amend the Articles of Incorporation of the Corporation to increase the number of authorized shares of Common Stock at the next Annual Meeting of the Shareholders and Directors of the Corporation.

     IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

nSTOR TECHNOLOGIES, INC.


           /s/ Mark F. Levy
By: ___________________________________
        Mark F. Levy, President


                                                 Option
Optionholder Name:                               Shares

   /s/ Mark F. Levy                              130,000
________________________________
Mark F. Levy, Director

   /s/ H. Irwin Levy                             100,000
________________________________
H. Irwin Levy, Director

   /s/ R. Daniel Smith                         1,000,000
________________________________
R. Daniel Smith, Director

   /s/ Michael L. Wise                           200,000
________________________________
Michael L. Wise, Director

   /s/ Joseph D. Weingard                        100,000
________________________________
Joseph D. Weingard, Director

   /s/ Bernard Green                              20,000
________________________________
Bernard Green, Director

   /s/ Richard Reiss                              20,000
________________________________
Richard Reiss, Director

EXHIBIT 10.3

AGREEMENT AMONG STOCKHOLDERS


     THIS AGREEMENT AMONG STOCKHOLDERS (this
"Agreement") is made as of the           day of April, 1998, by and among
the undersigned Stockholders who collectively own more than 50% of the issued and outstanding Common Stock of nSTOR TECHNOLOGIES, INC., a Delaware corporation ("Corporation").

     WHEREAS, the Directors of the Corporation have determined that there is an immediate need to raise additional working capital for the Corporation, and that it is in the best interest of the Corporation to raise such additional capital through a private placement of convertible preferred stock (the "Private Placement");

     WHEREAS, prior to issuing such Private Placement it is necessary
(i) for the Shareholders to approve the issuance of any preferred stock that may be convertible into Common Stock equal to 20% or more of the current issued and outstanding Common Stock, as required by the American Stock Exchange Company Guide ("ASECG") Section 713(a);
and (ii) for the Corporation to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock from 24,000,000 shares to 40,000,000 shares in order to have sufficient authorized Common Stock available for conversion of the Private
Placement shares; and

     WHEREAS, the approval of the sale of stock under ASECG
Section 713(a), and the amendment of the Corporation's Articles of Incorporation requires the approval of the holders of a majority of the issued and outstanding Common Stock of the Corporation at a meeting duly called and held for such purpose, or the written consent of a majority of the Stockholders in lieu of such meeting.

     NOW THEREFORE, in consideration of the above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, constituting the holder's of a majority of the issued and outstanding Common Stock of the Corporation, hereby agree as follows:

1. Agreement to Approve Amendment to Articles of Incorporation and Sale of Stock: At the next Annual Meeting of the Stockholders of the Corporation, which shall be held no later than 60 days from the date hereof, the undersigned Stockholders agree to vote their shares, in person, or by proxy, to approve (i) the issuance of preferred stock convertible into Common Stock equal to 20% or more of the current issued and outstanding Common Stock, in accordance with ASECG Section 713(a);
and (ii) an amendment to the Articles of Incorporation of the Corporation to increase the number of authorized shares of Common Stock from 24,000,000 to 40,000,000 shares, effective upon the date of filing of such amendment.

2. All Other Actions: The undersigned hereby further agree to authorize the officers of the Corporation, or any of them, to take all other actions, and to incur such costs as may be necessary to prepare and file all papers required to amend the Articles of Incorporation of the Corporation to increase the number of authorized shares of Common Stock as described above.

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

                        Shares                             Shares
Stockholder Name:       Owned        Stockholder Name:      Owned
Lynn Peseckis           600,000

Mark F. Levy            612,500

H. Irwin Levy         3,163,767

Bernard R. Green        250,000

Mark F. Levy,
  President of
  Jeanne & Irwin
  Levy Trust             20,000

Joseph D. Weingard      750,000

Richard Reiss, Jr.       50,000

R. Daniel Smith       1,005,000

Brenda Reiss             91,000

Brenda Reiss as
  Custodian              90,300

Joseph Reiss            575,660

Joseph Reiss as
  Trusteee              175,560

Michael Reiss            90,000

Jennifer Reiss           83,000

Marshall Wise            97,000

Michael L. Wise         311,400

Batya Wise              504,902

Gordon Wise              72,500

Daniel Wise             125,500

Lynn & Gary Guttenberg  350,425

Reuven Meidan           425,017

Miriam Gotlieb           79,000